UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.
(Exact name of registrant as specified in its charter)

HELIOS AND MATHESON NORTH AMERICA INC
(Former name)

Delaware (State or Other Jurisdiction of Incorporation)	0-22945 (Commission File Number)	13-3169913 (I.R.S. Employer Identification No.)

200 Park Avenue South, New York, New York 10003
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 5.02(b)

Mr. Suparna NR has expressed his desire to retire from the position of Chief Operating Officer. The Board has accepted his request and has further agreed that his responsibilities would be redistributed to the remaining members of the Company’s senior management team. This is effective from January 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC

By:	/s/ Umesh Ahuja
Chief Financial Officer

Date:  January 11, 2012